UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2015

SUNLINK HEALTH SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Ohio	1-12607	31-0621189
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 933-7000

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The following matters were submitted to a vote of common shareholders at the 2015 annual meeting of stockholders of SunLink Health Systems, Inc. (the “Company”) held on November 9, 2015:

Election of Directors

Management’s nominees for election to the board of directors, as listed in the Company’s proxy statement, were elected for two-year terms; with the results of the voting as follows:

Nominee	For	Withheld	Against	Broker Non-Votes
Robert M. Thornton, Jr.	5,927,700	937,129	0	1,424,975
Dr. Steven J. Baileys	6,008,941	855,888	0	1,424,975
Gene E. Burleson	6,008,941	855,888	0	1,424,975

As indicated in the table above, Robert M. Thornton, Jr., Dr. Steven J. Baileys and Gene E. Burleson were elected as directors for terms expiring at the 2017 annual meeting of shareholders. The terms of the following incumbent directors continue until the 2016 annual meeting of shareholders: Karen B. Brenner, C. Michael Ford, Howard E. Turner and Christopher H. B. Mills.

Management also proposed: (i) a non-binding advisory vote on executive compensation, (ii) a non-binding advisory vote on the frequency of the vote on executive compensation, and (iii) the ratification of the appointment of the Company’s independent auditors for the 2016 fiscal year. The table below summarizes the results of the voting on these proposals by the Company’s stockholders:

Approval of a non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes

6,567,404	294,825	2,600	1,424,975

As indicated in the above table, the proposal to approve executive compensation was approved.

Approval of a non-binding advisory resolution on the frequency (every one, two or three years) of the non-binding vote to approve the compensation of the Company’s Named Executive Officers.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes

1,408,131	5,034,220	402,608	19,870	1,424,975

As indicated in the above table, the proposal was approved to hold such advisory vote every two-years.

Ratification of the appointment of Cherry Bekaert LLP as the Company’s Independent Registered Public Accounting Firm.

For	Against	Abstentions	Broker Non-Votes

8,078,534	208,996	2,274	1,424,975

As indicated in the above table, the proposal to ratify the appointment of the Company’s independent auditors for the 2016 fiscal year was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ Mark J. Stockslager

Name:	Mark J. Stockslager
Title:	Chief Financial Officer

Dated: November 16, 2015